Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER					TWELVE MONTHS
			Percent Change					Percent Change
	2007	2006	Total	Operations	Currency	2007	2006	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,626	1,182	37.6%	37.6	-	$ 6,408	4,573	40.1%	40.1	-
International	2,184	1,383	57.9	46.8	11.1	8,085	5,201	55.5	47.8	7.7
	3,810	2,565	48.5	42.5	6.0	14,493	9,774	48.3	44.2	4.1

Pharmaceutical
U.S.	3,944	3,868	2.0	2.0	-	15,603	15,092	3.4	3.4	-
International	2,453	2,082	17.8	6.8	11.0	9,263	8,175	13.3	5.9	7.4
	6,397	5,950	7.5	3.7	3.8	24,866	23,267	6.9	4.3	2.6

Med Devices & Diagnostics
U.S.	2,661	2,491	6.8	6.8	-	10,433	10,110	3.2	3.2	-
International	3,089	2,676	15.4	5.6	9.8	11,303	10,173	11.1	4.6	6.5
	5,750	5,167	11.3	6.2	5.1	21,736	20,283	7.2	3.9	3.3

U.S.	8,231	7,541	9.1	9.1	-	32,444	29,775	9.0	9.0	-
International	7,726	6,141	25.8	15.3	10.5	28,651	23,549	21.7	14.6	7.1
Worldwide	$ 15,957	13,682	16.6%	11.9	4.7	$ 61,095	53,324	14.6%	11.5	3.1

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER					TWELVE MONTHS
			Percent Change					Percent Change
	2007	2006	Total	Operations	Currency	2007	2006	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$ 8,231	7,541	9.1%	9.1	-	$ 32,444	29,775	9.0%	9.0	-

Europe	4,159	3,322	25.2	13.2	12.0	15,644	12,786	22.4	13.2	9.2
Western Hemisphere excluding U.S.	1,309	943	38.8	26.1	12.7	4,681	3,542	32.2	25.5	6.7
Asia-Pacific, Africa	2,258	1,876	20.4	13.6	6.8	8,326	7,221	15.3	11.8	3.5
International	7,726	6,141	25.8	15.3	10.5	28,651	23,549	21.7	14.6	7.1

Worldwide	$ 15,957	13,682	16.6%	11.9	4.7	$ 61,095	53,324	14.6%	11.5	3.1

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2007			2006			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 15,957		100.0	$ 13,682		100.0	16.6
Cost of products sold	4,734		29.7	4,007		29.3	18.1
Selling, marketing and administrative expenses	5,721		35.8	4,696		34.3	21.8
Research expense	2,328		14.6	2,046		15.0	13.8
In-process research & development (IPR&D)	-		-	320		2.3
Restructuring expense	-		-	-		-
Interest (income)expense, net	(35)		(0.2)	(195)		(1.4)
Other (income)expense, net	877		5.5	100		0.7
Earnings before provision for taxes on income	2,332		14.6	2,708		19.8	(13.9)
Provision for taxes on income	(42)		(0.3)	540		4.0	(107.8)
Net earnings	$ 2,374		14.9	$ 2,168		15.8	9.5

Net earnings per share (Diluted)	$ 0.82			$ 0.74			10.8

Average shares outstanding (Diluted)	2,889.2			2,930.7

Effective tax rate	(1.8)%			19.9%

Adjusted earnings before provision for taxes and net earnings (A)
Earnings before provision for taxes on income	$ 3,010	(1)	18.9	$ 3,028	(2)	22.1	(0.6)
Net earnings	$ 2,548	(1)	16.0	$ 2,385	(2)	17.4	6.8
Net earnings per share (Diluted)	$ 0.88	(1)		$ 0.81	(2)		8.6
Effective tax rate	15.3%			21.2%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted)
is the exclusion of the Natrecor intangible asset write-down of $678 million, $441 million, and $0.15 per share, respectively, and the exclusion of an international tax gain on restructuring of $267 million on net earnings, and $0.09 per share.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted)
is the exclusion of IPR&D of $320 million, $217 million and $0.07 per share, respectively.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2007			2006			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 61,095		100.0	$ 53,324		100.0	14.6
Cost of products sold	17,751		29.1	15,057		28.2	17.9
Selling, marketing and administrative expenses	20,451		33.5	17,433		32.7	17.3
Research expense	7,680		12.6	7,125		13.4	7.8
In-process research & development (IPR&D)	807		1.3	559		1.0
Restructuring expense	745		1.2	-		-
Interest (income)expense, net	(156)		(0.3)	(766)		(1.4)
Other (income)expense, net	534		0.9	(671)		(1.3)
Earnings before provision for taxes on income	13,283		21.7	14,587		27.4	(8.9)
Provision for taxes on income	2,707		4.4	3,534		6.7	(23.4)
Net earnings	$ 10,576		17.3	$ 11,053		20.7	(4.3)

Net earnings per share (Diluted)	$ 3.63			$ 3.73			(2.7)

Average shares outstanding (Diluted)	2,910.7			2,961.0

Effective tax rate	20.4%			24.2%

Adjusted earnings before provision for taxes and net earnings (A)
Earnings before provision for taxes on income	$ 15,513	(1)	25.4	$ 14,524	(2)	27.2	6.8
Net earnings	$ 12,085	(1)	19.8	$ 11,133	(2)	20.9	8.6
Net earnings per share (Diluted)	$ 4.15	(1)		$ 3.76	(2)		10.4
Effective tax rate	22.1%			23.3%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted)
is the exclusion of IPR&D of $807 million with no tax benefit and $0.28 per share, respectively, the exclusion of the restructuring expense of $745 million, $528 million and $0.18 per share, respectively, the exclusion of the Natrecor intangible asset write-down of $678 million, $441 million, and $0.15 per share, respectively, and the exclusion of an international tax gain on restructuring of $267 million on net earnings, and $0.09 per share.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted)
is the exclusion of the Guidant acquisition agreement termination fee of $622 million, $368 million and $0.12 per share, respectively, and the exclusion of IRP&D of
$559 million, $448 million and $0.15 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets.  Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

REPORTED SALES vs. PRIOR PERIOD
$MM

	FOURTH QUARTER					TWELVE MONTHS
	% Change							% Change
	2007	2006	Reported	Operational (1)	Currency	2007	2006	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	166	157	5.7%	5.7%	-	645	595	8.4%	8.4%	-
Intl	181	161	12.4%	-0.4%	12.8%	712	644	10.6%	2.5%	8.1%
WW	347	318	9.1%	2.6%	6.5%	1,357	1,239	9.5%	5.3%	4.2%

Anti-Psychotics (3)
US	722	629	14.8%	14.8%	-	2,759	2,418	14.1%	14.1%	-
Intl	498	432	15.3%	4.5%	10.8%	1,938	1,765	9.8%	2.5%	7.3%
WW	1,220	1,061	15.0%	10.6%	4.4%	4,697	4,183	12.3%	9.2%	3.1%

CONCERTA
US	222	209	6.2%	6.2%	-	798	756	5.6%	5.6%	-
Intl	67	48	39.6%	26.6%	13.0%	230	174	32.2%	22.8%	9.4%
WW	289	257	12.5%	10.1%	2.4%	1,028	930	10.5%	8.7%	1.8%

DURAGESIC/Fentanyl Transdermal
US	72	108	-33.3%	-33.3%	-	391	478	-18.2%	-18.2%	-
Intl	192	184	4.3%	-6.2%	10.5%	773	817	-5.4%	-11.7%	6.3%
WW	264	292	-9.6%	-16.2%	6.6%	1,164	1,295	-10.1%	-14.1%	4.0%

EPREX/PROCRIT
US	331	491	-32.6%	-32.6%	-	1,690	2,064	-18.1%	-18.1%	-
Intl	297	297	0.0%	-11.5%	11.5%	1,195	1,116	7.1%	-1.4%	8.5%
WW	628	788	-20.3%	-24.6%	4.3%	2,885	3,180	-9.3%	-12.3%	3.0%

Hormonal Contraceptives
US	146	184	-20.7%	-20.7%	-	662	781	-15.2%	-15.2%	-
Intl	69	60	15.0%	2.0%	13.0%	263	235	11.9%	3.9%	8.0%
WW	215	244	-11.9%	-15.1%	3.2%	925	1,016	-9.0%	-10.9%	1.9%

LEVAQUIN/FLOXIN
US	409	423	-3.3%	-3.3%	-	1,564	1,471	6.3%	6.3%	-
Intl	23	16	43.8%	38.8%	5.0%	82	59	39.0%	37.2%	1.8%
WW	432	439	-1.6%	-1.8%	0.2%	1,646	1,530	7.6%	7.5%	0.1%

REMICADE
US	661	592	11.7%	11.7%	-	2,534	2,355	7.6%	7.6%	-
Intl(4)	247	188	31.4%	31.4%	-	793	658	20.5%	20.5%	-
WW	908	780	16.4%	16.4%	-	3,327	3,013	10.4%	10.4%	-

TOPAMAX
US	535	429	24.7%	24.7%	-	2,006	1,629	23.1%	23.1%	-
Intl	117	100	17.0%	5.8%	11.2%	447	398	12.3%	4.3%	8.0%
WW	652	529	23.3%	21.2%	2.1%	2,453	2,027	21.0%	19.4%	1.6%

Other
US	434	458	-5.2%	-5.2%	-	1,764	1,887	-6.5%	-6.5%	-
Intl	1,008	784	28.6%	18.1%	10.5%	3,620	2,967	22.0%	14.8%	7.2%
WW	1,442	1,242	16.1%	9.5%	6.6%	5,384	4,854	10.9%	6.5%	4.4%

Total Pharmaceutical
US(4)	3,944	3,868	2.0%	2.0%	-	15,603	15,092	3.4%	3.4%	-
Intl	2,453	2,082	17.8%	6.8%	11.0%	9,263	8,175	13.3%	5.9%	7.4%
WW	6,397	5,950	7.5%	3.7%	3.8%	24,866	23,267	6.9%	4.3%	2.6%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Includes Risperdal, Risperdal Consta & Invega
(4)Remicade international figures include sales to partners for markets outside the U.S. For total pharmaceutical sales reporting, these sales are reported as U.S. sales. Sales to partners outside the U.S. are as follows: Q4: 246, YTD: 790 and 2006 Q4: 188, YTD: 658

MEDICAL DEVICES AND DIAGNOSTICS(2)

Cordis
US	394	464	-15.1%	-15.1%	-	1,588	2,033	-21.9%	-21.9%	-
Intl	474	497	-4.6%	-12.3%	7.7%	1,837	2,055	-10.6%	-15.0%	4.4%
WW	868	961	-9.7%	-13.7%	4.0%	3,425	4,088	-16.2%	-18.4%	2.2%

DePuy
US	661	641	3.1%	3.1%	-	2,638	2,532	4.2%	4.2%	-
Intl	548	419	30.8%	19.0%	11.8%	1,949	1,573	23.9%	15.2%	8.7%
WW	1,209	1,060	14.1%	9.4%	4.7%	4,587	4,105	11.7%	8.4%	3.3%

Ethicon
US	352	309	13.9%	13.9%	-	1,395	1,252	11.4%	11.4%	-
Intl	591	518	14.1%	3.5%	10.6%	2,196	1,961	12.0%	4.5%	7.5%
WW	943	827	14.0%	7.3%	6.7%	3,591	3,213	11.8%	7.2%	4.6%

Ethicon Endo-Surgery
US	481	421	14.3%	14.3%	-	1,792	1,632	9.8%	9.8%	-
Intl	583	479	21.7%	10.9%	10.8%	2,042	1,744	17.1%	9.5%	7.6%
WW	1,064	900	18.2%	12.6%	5.6%	3,834	3,376	13.6%	9.9%	3.7%

LifeScan
US	337	289	16.6%	16.6%	-	1,260	1,146	9.9%	9.9%	-
Intl	306	253	20.9%	8.6%	12.3%	1,113	928	19.9%	11.4%	8.5%
WW	643	542	18.6%	12.9%	5.7%	2,373	2,074	14.4%	10.6%	3.8%

Ortho-Clinical Diagnostics
US	228	197	15.7%	15.7%	-	881	765	15.2%	15.2%	-
Intl	211	193	9.3%	0.2%	9.1%	761	723	5.3%	-0.7%	6.0%
WW	439	390	12.6%	8.1%	4.5%	1,642	1,488	10.3%	7.4%	2.9%

Total Vision Care
US	190	157	21.0%	21.0%	-	812	698	16.3%	16.3%	-
Intl	376	314	19.7%	12.8%	6.9%	1,397	1,181	18.3%	15.2%	3.1%
WW	566	471	20.2%	15.6%	4.6%	2,209	1,879	17.6%	15.7%	1.9%

Other
US	18	13	38.5%	38.5%	-	67	52	28.8%	28.8%	-
Intl	0	3	-100.0%	-381.4%	281.4%	8	8	0.0%	-217.0%	217.0%
WW	18	16	12.5%	11.4%	1.1%	75	60	25.0%	24.2%	0.8%

Total Medical Devices and Diagnostics
US	2,661	2,491	6.8%	6.8%	-	10,433	10,110	3.2%	3.2%	-
Intl	3,089	2,676	15.4%	5.6%	9.8%	11,303	10,173	11.1%	4.6%	6.5%
WW	5,750	5,167	11.3%	6.2%	5.1%	21,736	20,283	7.2%	3.9%	3.3%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)

CONSUMER SEGMENT (2) (3)

Skin Care
US	323	281	14.9%	14.9%	-	1,329	1,144	16.2%	16.2%	-
Intl	470	404	16.3%	5.3%	11.0%	1,722	1,489	15.6%	8.0%	7.6%
WW	793	685	15.8%	9.3%	6.5%	3,051	2,633	15.9%	11.6%	4.3%

Baby & Kids Care
US	116	102	13.7%	13.7%	-	444	404	9.9%	9.9%	-
Intl	421	359	17.3%	6.8%	10.5%	1,538	1,336	15.1%	7.6%	7.5%
WW	537	461	16.5%	8.4%	8.1%	1,982	1,740	13.9%	8.1%	5.8%

Oral Care
US	189	69	173.9%	173.9%	-	789	247	219.4%	219.4%	-
Intl	190	44	331.8%	321.7%	10.1%	699	159	339.6%	332.6%	7.0%
WW	379	113	235.4%	231.4%	4.0%	1,488	406	266.5%	263.7%	2.8%

OTC/Nutritionals
US	728	530	37.4%	37.4%	-	2,620	1,870	40.1%	40.1%	-
Intl	687	227	202.6%	190.5%	12.1%	2,522	872	189.2%	181.1%	8.1%
WW	1,415	757	86.9%	83.3%	3.6%	5,142	2,742	87.5%	84.9%	2.6%

Women's Health
US	148	140	5.7%	5.7%	-	623	588	6.0%	6.0%	-
Intl	313	280	11.8%	0.2%	11.6%	1,183	1,078	9.7%	1.7%	8.0%
WW	461	420	9.8%	2.1%	7.7%	1,806	1,666	8.4%	3.2%	5.2%

Other
US	122	60	103.3%	103.3%	-	603	320	88.4%	88.4%	-
Intl	103	69	49.3%	38.6%	10.7%	421	267	57.7%	50.2%	7.5%
WW	225	129	74.4%	68.7%	5.7%	1,024	587	74.4%	71.0%	3.4%

Total Consumer
US	1,626	1,182	37.6%	37.6%	-	6,408	4,573	40.1%	40.1%	-
Intl	2,184	1,383	57.9%	46.8%	11.1%	8,085	5,201	55.5%	47.8%	7.7%
WW	3,810	2,565	48.5%	42.5%	6.0%	14,493	9,774	48.3%	44.2%	4.1%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) 2007 Includes sales from acquisition of PCH